EXHIBIT 99.1

                  Certifications Pursuant to Section 906 of the
                               Sarbanes-Oxley Act







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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                         OF KLAMATH FIRST BANCORP, INC.
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The   undersigned   hereby   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

     1. the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.



/s/ Kermit K. Houser                           /s/ Marshall J. Alexander
Kermit K. Houser                               Marshall J. Alexander
Chief Executive Officer                        Chief Financial Officer

Dated: December 27, 2002